REGULATORY ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2018
REGULATORY ASSETS AND LIABILITIES [Abstract]
REGULATORY ASSETS AND LIABILITIES

20.  REGULATORY ASSETS AND LIABILITIES

AltaGas accounts for certain transactions in accordance with ASC 980, Regulated Operations. AltaGas refers to this accounting guidance for regulated entities as “regulatory accounting”. Under regulatory accounting, utilities are permitted to defer expenses and income as regulatory assets and liabilities, respectively, in the Consolidated Balance Sheets when it is probable that those expenses and income will be allowed in the rate-setting process in a period different from the period in which they would have been reflected in the Consolidated Statement of Income by a non-rate-regulated entity. These deferred regulatory assets and liabilities are included in the Consolidated Statement of Income in future periods when the amounts are reflected in customer rates. If an application is filed to modify customer rates with certain regulatory commissions, AltaGas is permitted to charge customers new rates, subject to refund, until the regulatory commission renders a final decision. During this interim period, a provision is recorded for a rate refund regulatory liability based on the difference between the amount collected in rates and the amount expected to be recovered from a final regulatory decision.

Management’s assessment of the probability of recovery or pass-through of regulatory assets and liabilities requires judgment and interpretation of laws and regulatory agency orders, rules, and rate-making conventions. The relevant regulatory bodies are the MPSC, RCA, PSC of DC, PSC of MD, and SCC of VA.

If, for any reason, the Corporation ceases to meet the criteria for application of regulatory accounting for all or part of its operations, the regulatory assets and liabilities related to those portions ceasing to meet such criteria would be de-recognized from the Consolidated Balance Sheets and included in the Consolidated Statement of Income for the period in which the discontinuance of regulatory accounting occurs. Criteria that give rise to the discontinuance of regulatory accounting include: (i) increasing competition that restricts the ability of the Corporation to charge prices sufficient to recover specific costs, and (ii) a significant change in the manner in which rates are set by regulatory agencies from cost-based regulation to another form of regulation. The Corporation’s review of these criteria currently supports the continued application of regulatory accounting for all its utilities.

The following table summarizes the regulatory assets and liabilities recorded in the Consolidated Balance Sheets, as well as the remaining period, as of December 31, 2018 and 2017, over which the Corporation expects to realize or settle the assets or liabilities:

As at	December 31, 2018	December 31, 2017	Recovery Period
Regulatory assets - current
Deferred cost of gas (a)	$20.4	$0.5	Less than one year
Deferred property taxes	—	0.3	Less than one year
Other	0.6	0.3	Less than one year
	$21.0	$1.1
Regulatory assets - non-current
Deferred regulatory costs and rate stabilization adjustment mechanism (a)(b)	$215.5	$20.5	1 - 3 years
Pipeline rehabilitation costs	—	0.3	Various
Future recovery of pension and other retirement benefits (a)	192.9	113.9	Various
Future recovery of non-retirement employee benefits (a)(c)	21.3	—	Various
Deferred pension costs (d)	7.8	—	1 years
Deferred environmental costs (a)(e)	19.9	13.9	1 - 10 years
Deferred loss on reacquired debt (a)(f)	109.3	2.5	1 - 15 years
Deferred depreciation and amortization	—	23.3	Various
Deferred future income taxes (a)(g)	67.0	104.7	Various
Deferred customer retention program amortization	—	16.5	Various
Revenue deficiency account	—	31.0	Various
Other	29.3	2.0	Various
	$663.0	$328.6
Regulatory liabilities - current
Deferred cost of gas	$71.2	$9.0	Less than one year
Refundable tax credit (h)	3.8	1.9	Less than one year
Federal income tax rate change (i)	26.2	—	Less than one year
Other	13.7	—	Less than one year
	$114.9	$10.9
Regulatory liabilities - non-current
Option fees deferral (a)	$—	$4.3	Various
Refundable tax credit (h)	6.1	7.5	Various
Future expense of pension and other retirement benefits (a)	166.7	—	Various
Future removal and site restoration costs (j)	514.7	153.3	3 - 56 years
Deferred loss on reacquired debt	1.8	—	Various
Federal income tax rate change (a)(i)	698.4	101.8	Various
Insurance recovery of environmental costs	—	0.3	2 years
Other	5.1	1.4	Various
	$1,392.8	$268.6
(a)

Washington Gas is not entitled to a rate of return on these assets. Washington Gas is allowed to recover and required to pay, using short-term interest rates, the carrying costs related to billed gas costs due from and to its customers in the District of Columbia and Virginia jurisdictions.

(b)	Includes fair value of derivatives, which are not included in customer bills until settled.
(c)

Represents the timing difference between the recognition of workers compensation and short-term disability costs in accordance with generally accepted accounting principles and the way these costs are recovered through rates. Certain utilities have recovered pension costs related to regulated operations in rates, and as such the Corporation has recorded a regulatory asset for the unamortized costs associated with the defined benefit and post-retirement benefit plans. Depending on the method utilized by the utility, the recovery period can be either the expected service life of the employees, the benefit period for employees, or a specific recovery period as approved by the respective regulator.

(d)

Relates to costs not recoverable through rates in the District of Columbia jurisdiction. However, Washington Gas is allowed to amortize these prior unrecovered pension and other post-retirement benefits through 2019.

(e)	This balance represents allowed environmental remediation expenditures at SEMCO Gas and Washington Gas sites to be recovered through rates.
(f)

The losses or gains on the issuance and extinguishment of debt and interest-rate derivative instruments include unamortized balances from transactions executed in prior fiscal years. These transactions create gains and losses that are amortized over the remaining life of the debt as prescribed by regulatory accounting requirements. This also includes a fair value adjustment of $89 million recorded on the WGL Acquisition (Note 3).

(g)	This regulatory asset reflects the amount of deferred income taxes expected to be refunded, or recovered from, customers in future rates.
(h)

On September 18, 2013, CINGSA received a US$15.0 million gas storage facility tax credit from the State of Alaska for the benefit of its firm storage service customers. CINGSA will derive no direct or indirect benefit from the tax credit. Following receipt of the tax credit, CINGSA deposited it in a separate interest-bearing account. CINGSA will act as a custodian of the tax credit and any interest earned for the benefit of CINGSA's customers. On an annual basis, covering the years 2012 through 2021, CINGSA will disburse to the customers 1/10th of the amount of the tax credit not subject to refund to the State and interest earned. The RCA has approved the disbursement methodology.

(i)

The TCJA was enacted on December 22, 2017, and required the Corporation to revalue its U.S. deferred tax assets and liabilities to the lower federal corporate tax rate of 21 percent resulting in excess accumulated deferred income taxes. The tax rate reduction created a reduction in deferred tax liability, which SEMCO Gas and Washington Gas are required to refund to ratepayers.

(j)	This amount and timing of draw down is dependent upon the cost of removal of underlying utility property, plant and equipment and the life of property, plant and equipment.